UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 23, 2010

General Steel Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-33717	41-2079252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Room 2315, Kun Tai International Mansion Building, Yi No 12, Chaoyangmenwai Ave.,
Chaoyang District, Beijing 100020
 (Address of principal executive offices)

Registrant’s telephone number, including area code:
+ 86 (10) 58797346

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Resignation of Directors

On July 23, 2010, Mr. John Wong resigned as a director and member of the Audit Committee, Compensation Committee and Governance Committee of General Steel Holdings, Inc. (the “Company”), and Mr. Ross Warner resigned as a director of the Company.

Appointment of Directors

On July 23, 2010, the Company appointed Mr. Si Yong Tao and Ms. Angela He as directors.  Ms. He will serve as a member of the Audit Committee and Governance and Nominating Committee and as the Chairwoman of the Compensation Committee.

Mr. Si currently serves as the Vice Deputy Director of the Inner Mongolian Autonomous Region State-owned Assets Supervision and Administration Commission (“SASAC”), a special commission of the People's Republic of China, directly under the State Council responsible for managing China's state-owned enterprises, responsible for appointing top executives and approving any mergers or sales of stock or assets, as well as drafting laws related to state-owned enterprises. He has served in this position since April 2010.  From 2000 to April 2010, he worked for Baotou Iron and Steel Group Co., Ltd., in the Inner Mongolian Autonomous Region, in various senior management positions including General Manger, Director and Chairman.  Since February 2010, he has served as Vice President of the China Iron and Steel Association (“CISA”), a national, non-profit organization founded in 1999, formerly known as China Metallurgical Enterprise Management Association. CISA members, which participate in the organization voluntarily, consist of China’s steel enterprises, institutions, societies and individuals in the iron and steel industry.  Mr. Si graduated from Beijing Science and Technology University with a degree in steel production.

Ms. He currently serves as the Chief Financial Officer of Aero Technology in Long Beach, California and as an SEC reporting and accounting advisor to various publicly traded and private companies in the United States.  From 2006 to 2007, she served as a Senior Audit Manager for PriceWaterhouse Coopers in Los Angeles.  From 2003 to 2006, she served as a Senior Auditor for Moore Stephens Wurth Frazer and Torbet, LLP (now known as Frazer Frost LLP).  Ms. He graduated with a Bachelor of Arts from California State University at Fullerton and is a California Certified Public Accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

General Steel Holdings, Inc.

By:	/s/ John Chen
Name:	John Chen
Title:	Chief Financial Officer

Dated: July 23, 2010